SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                ----------------

                               September 18, 2001
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                           MAXCOR FINANCIAL GROUP INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        0-25056                  59-3262958
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                         One New York Plaza, 16th floor
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10292
                                  -----------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                       Two World Trade Center, 84th floor
                            New York, New York 10048
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                         The Exhibit Index is on Page 4

                               Page 1 of 8 Pages

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits.

99.1      Press Release, dated September 18, 2001.
99.2      Press Release, dated October 22, 2001.

Item 9.   Regulation FD Disclosure

          Furnished herewith and attached hereto as Exhibits 99.1 and 99.2 are press releases of the Registrant issued respectively on September 18, 2001, and October 22, 2001. The September release describes (i) the Registrant's securing of new temporary office space at One New York Plaza in lower Manhattan, following the destruction on September 11, 2001 of its offices on the 84th floor of Two World Trade Center, (ii) the initial resumption of the Registrant's New York business operations on a limited basis and (iii) an increase in the Registrant's previously announced share repurchase program so as to authorize the repurchase of up to an additional 1,000,000 shares of the Registrant's common stock, on top of the 200,000 shares already repurchased by the Registrant under its most recent July 2001 repurchase authorization. The October release describes (x) the resumption of all of the Registrant's key New York-based brokerage operations, (y) the next step in the Registrant's reconstruction plan and (z) the scope of the Registrant's property and business interruption insurance coverages.

          The furnishing of each press release as an exhibit to this Report is not to be deemed an admission that such release contains material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).


                                Page 2 of 8 Pages

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MAXCOR FINANCIAL GROUP INC.


                                  By:  /s/ Gilbert Scharf
                                     -------------------------------------------
                                     Name:  Gilbert Scharf
                                     Title: Chairman of the Board, President
                                            and Chief Executive Officer



Date: October 25, 2001


                                Page 3 of 8 Pages

                                  EXHIBIT INDEX


Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------

    99.1            Press Release, dated September 18, 2001                5
    99.2            Press Release, dated October 22, 2001                  7



                               Page 4 of 8 Pages